UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 24, 2018

EXPRESS SCRIPTS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-35490	45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Express Scripts Holding Company (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) on August 24, 2018. A brief description of the matters voted upon at the Special Meeting and the results of the voting on such matters is set forth below. At the Special Meeting, there were present, in person or by proxy, 440,744,121 shares of the Company’s common stock representing at least a majority of the 562,120,662 shares of the Company’s common stock outstanding and eligible to vote. This constituted a quorum for all matters to be presented at the Special Meeting.

Proposal 1: A proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 8, 2018, as amended by Amendment No. 1, dated as of June 27, 2018, and as it may be further amended from time to time, by and among Cigna Corporation, Express Scripts, Halfmoon Parent, Inc., Halfmoon I, Inc. and Halfmoon II, Inc., as follows:

For:	438,231,183
Against:	1,486,000
Abstain:	1,026,938

Proposal 2: In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the Merger Agreement. The adjournment proposal was rendered moot in light of the approval of the proposal to adopt the Merger Agreement.

Proposal 3: A proposal to approve, by a non-binding advisory vote, certain compensation arrangements that may be paid or become payable to Express Scripts’ named executive officers in connection with the mergers contemplated by the Merger Agreement, as follows:

For:	187,836,606
Against:	250,762,103
Abstain:	2,145,412

Item 8.01	Other Events.

On August 24, 2018, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

By:	/s/ Martin Akins
	Name:	Martin Akins
	Title:	Senior Vice President and General Counsel

Dated: August 24, 2018

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